UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 29, 2009

Federal Home Loan Bank of Cincinnati
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51399	31-6000228
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Atrium Two, P.O. Box 598, Cincinnati, Ohio		45201-0598
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	513-852-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 29, 2009, the Federal Home Loan Bank of Cincinnati ("Bank") entered into an indemnification agreement with each of its directors and executive officers (each an "indemnitee"). A copy of the form of agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The principal terms of the indemnification agreement are as follows:

The indemnification agreement provides that the Bank will indemnify the indemnitee to the fullest extent permitted by Ohio law. With certain exceptions, that law permits indemnification against expenses, including judgments, fines, amounts paid in settlement and attorney’s fees, actually and reasonably incurred by the indemnitee in connection with any threatened, pending or completed action, suit or proceeding if the indemnitee acted in good faith and in a manner reasonably believed to be in or not opposed to the best interest of the Bank and, with respect to any criminal proceeding, had no reason to believe that his or her conduct was unlawful. The indemnification agreement also provides the indemnitee with a right to advancement of expenses upon receipt by the Bank of undertakings from the indemnitee to repay the amounts advanced under certain circumstances. An indemnitee’s rights under the agreement are not exclusive of any other rights the indemnitee may have, under law, the Bank’s governing documents or otherwise, and survive indefinitely termination of the indemnitee’s service as a director or officer of the Bank. The indemnification agreement requires the Bank to use commercially reasonable efforts to purchase and maintain directors’ and officers’ liability insurance coverage for the indemnitee while he or she is a director or officer of the Bank and for as long thereafter as he or she may be subject to any possible indemnifiable claim. The provisions of the indemnification agreement are intended to be severable; if any provision is found by a court to be unenforceable, including due to conflict with regulatory policy, the remaining provisions will remain in effect.

Item 9.01 Financial Statements and Exhibits.

10.1 Form of indemnification agreement effective as of July 29, 2009 between the Bank and each of its directors and executive officers

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Cincinnati

July 30, 2009	By:	Donald R. Able

Name: Donald R. Able
Title: Senior Vice President and Controller

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Exhibit Index

Exhibit No.	Description

10.1	Form of indemnification agreement effective as of July 29, 2009 between the Bank and each of its directors and executive officers